EXHIBIT 10.7

SECOND AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

This Second Amendment to the Executive Employment Agreement dated as of July 26, 2001, between Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation ("Employer") and Michael J. Murry ("Executive").

RECITALS

A.	The parties entered into an executive employment agreement dated January 2, 1996 (the "Agreement");

B.	The parties entered into the First Amendment to the Agreement as of June 25, 1997 (the "First Amendment");

C.
Because Executive has ceased to perform duties at General Automotive Manufacturing Company, as of January 28, 2000, and does not anticipate resuming such duties in the future, the parties desire to further amend the Agreement by rescinding the First Amendment in its entirety.

AGREEMENT

In consideration of the promises and mutual covenants contained herein and in the Agreement and First Amendment, the parties agree as follows:

1.	The First Amendment is hereby rescinded in its entirety effective as of January 28, 2000.

2.
The second sentence of Section 3 of the Agreement reading "As such, he is presently serving in the capacity of Chairman of the Board of directors and Chief Executive Officer of Employer ("Corporate Position")," is hereby deleted and the following sentence is inserted in lieu thereof: "Executive is presently serving in the capacity of Chairman of the Board of Directors ("Corporate Position")."  The effective date of this change is the actual date on which Executive relinquished the title of "Chief Executive Officer."

3.	All other provisions of the Agreement shall remain in full force and effect.

4.	The effective date of this Second Amendment to the Agreement shall be the date indicated in the first paragraph of this Second Amendment, notwithstanding the actual date of execution by any party.

IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

EXECUTIVE;

/s/ Michael J. Murry
Michael J. Murry

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.

By: /s/ James Bomberg